EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SS.1350)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350), the undersigned, George Mellides, Acting Chief Financial Officer of Essential Reality, Inc. a Nevada corporation (the "Company"), does hereby certify, to his knowledge, that: The Annual Report on Form 10-KSB for the year ended December 31, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ George Mellides
                                                ------------------------------
                                                George Mellides
                                                Acting Chief Financial Officer

June 29, 2004